STATE OF NEW MEXICO

COUNTY OF DONA ANA

KNOW ALL MEN BY THESE PRESENTS, that I, Frank Borman, a director of
The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 29, 1995, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do orcause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of April, 1995.


			/s/ Frank Borman
			-------------------------------------
			Frank Borman

BEFORE me this 5th day of April, 1995, came Frank Borman, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same ashis true act and deed.


			/s/ Patricia M. Frietze
			--------------------------------------
			NOTARY PUBLIC
			State of New Mexico
			My Commission Expires:  November 22, 1995

STATE OF TEXAS

COUNTY OF DALLAS


KNOW ALL MEN BY THESE PRESENTS, that I, Berry R. Cox, a director of The
Home Depot, Inc.,a Delaware corporation, do constitute and appoint
Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the AnnualReport of the Corporation on
Form 10-K for the fiscal year of the Corporation ended January 29, 1995, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto andother documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 1995.


			/s/ Berry R. Cox
			-----------------------------------
			Berry R. Cox

BEFORE me this 6th day of April, 1995, came Berry R. Cox, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


			/s/ Cindy Lou Wolf
			-----------------------------------
			NOTARY PUBLIC
			State of Texas
			My Commission Expires:  August 24, 1996

STATE OF TEXAS

COUNTY OF DALLAS


KNOW ALL MEN BY THESE PRESENTS, that I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with fullpower of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on
Form 10-K for the fiscal year of the Corporation ended January 29, 1995, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, anyamendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of April, 1995.


			/s/ Milledge A. Hart, III
			-----------------------------------
			Milledge A. Hart, III


BEFORE me this 10th day of April, 1995, came Milledge A. Hart, III, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


			/s/ Jodi L. Patnoe
			-----------------------------------
			NOTARY PUBLIC
			State of Texas
			My Commission Expires:  June 10, 1995

STATE OF GEORGIA

COUNTY OF COBB


KNOW ALL MEN BY THESE PRESENTS, that I, James W. Inglis, a director of
The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on
Form 10-K for the fiscal year of the Corporation ended January 29, 1995, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto andother documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of April, 1995.


				/s/ James W. Inglis
				---------------------------
				James W. Inglis




BEFORE me this 14th of April, 1995, came James W. Inglis, personally known to me, who in my presence did sign and seal the above and foregoing
Power of Attorney and acknowledged the same as his true act and deed.


				/s/ Margie Bidwell
				---------------------------
				NOTARY PUBLIC
				State of Georgia
				My Commission Expires:  August 14, 1998

STATE OF GEORGIA

COUNTY OF COBB


KNOW ALL MEN BY THESE PRESENTS, that I, Donald R. Keough, a director of
The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on
Form 10-K for the fiscal year of the Corporation ended January 29, 1995, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto andother documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 1995.


				/s/ Donald R. Keough
				---------------------------
				Donald R. Keough


BEFORE me this 6th day of April, 1995, came Donald R. Keough, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


				/s/ Mary Beth Meeder
				---------------------------
				NOTARY PUBLIC
				State of Georgia
				My Commission Expires:  January 28, 1996

STATE OF FLORIDA

COUNTY OF PALM BEACH


KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth G. Langone, a director of
The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 29, 1995, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of April, 1995.


				/s/ Kenneth G. Langone
				---------------------------
				Kenneth G. Langone

BEFORE me this 7th day of April, 1995, came Kenneth G. Langone, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.



				/s/ Judith A. Irber
				---------------------------
				NOTARY PUBLIC
				State of Florida
				My Commission Expires:  October 29, 1995

STATE OF CALIFORNIA

COUNTY OF SAN DIEGO


KNOW ALL MEN BY THESE PRESENTS, that I, M. Faye Wilson, a director of
The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on
Form 10-K for the fiscal year of the Corporation ended January 29, 1995, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 1995.


				/s/ M. Faye Wilson
				---------------------------
				M. Faye Wilson

BEFORE me this 6th day of April, 1995, came M. Faye Wilson, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as her true act and deed.


				/s/ Carla D. Barlow
				---------------------------
				NOTARY PUBLIC
				State of California
				My Commission Expires:  June 5, 1998